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                                                                  Exhibit 99.441


                        ADJUSTMENT BIDS BIDDING PROCESS

I.    Objective
      Adjustment bids are offers to adjust generation output (up or down) and/or intertie schedules (up or down) for the ISO to use in solving congestion. These bids are price signals to ISO that indicate how much the participant values transmission. These bids will not result in additional revenues; they reflect the bidder's preference to generate (consume) less or more for changes in zonal prices (values of congestion). This is similar to asking the question: "Would I generate (consume) more or less power if the energy price, after congestion, falls or rises to a certain price level?"

      PX participants must bid adjustment bids via the trade application following the instructions shown in pages 6-18 through 6-24 of the PX Trade Application User's Guide and in accordance with certain rules described below.

II.   Basic Rules

      Adjustment bids are allowed from generators, resources across the interties, loads, and exports across interties. Adjustment bids from other scheduling coordinators (trade ins and trade outs) are not allowed.

      Adjustment bids are presented as a maximum of 11 p-Q pairs (points) and must include at least two p-Q pairs. The minimum of the quantities given in the p-Q pairs of an adjustment bid given by a resource must be less than or equal to the initial preferred schedule (IPS) for that resource. Similarly, the maximum of the quantities specified in the p-Q pairs must be greater than or equal to the resource's IPS.

      Adjustment bids associated with resources (generation and imports) must have monotonically non-decreasing prices. For increments of energy above the initial preferred schedule (IPS), the prices must be equal to or greater than the MCP. For decrements of energy below the IPS, the prices must be equal to or less than the MCP.

      Adjustment bids associated with demand (loads or exports) shall have prices that are equal to or greater than the MCP for decrements of energy and prices equal to or less than the MCP for increments of energy.

      A consequence of these requirements is that either the IPS for a resource (demand) must be included as a quantity in one of the p-Q pairs for that resource or the PX MCP must be included as a price in one of the resource's p-Q pairs.

      The adjustment bid should not include the ($0/MWh, 0MWh) point unless the participant is willing to be moved all the way to zero. The trade application shows a zero price but it is not an indication that the bidder must use it.


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      Adjustment bids across an intertie must use 50 cents steps around the PX
      MCP. The maximum number of steps allowed are 5 up and 5 down.

      Adjustment bids are valid only into the market into which they are bid, day-ahead market or hour-ahead market. They will not be transformed into supplemental energy bids. However, these bids are treated as standing bids and could be used by the ISO in the real time market for Intra-zonal congestion management and possibly to solve imbalances due to reliability must run units committed by the ISO after 10 am of the day ahead.

      The minimum MW output level and the maximum output level specified in the bid must be achievable.

III.  Examples

      Following are four examples of adjustment bids: one for generation, other for load, the third for imports and the fourth for exports.

      Example 1: Generation Adjustment Bids

      A generator has an initial preferred schedule of 100 MW at the PX MCP of $20 in the PX's energy market. The owner of the unit decides to submit an adjustment bid in which he offers to increase output by 20 MW and to decrease output by 20 MW in steps of 10 MW quantity and one dollar price increments.

      Suppose that the generator's willingness to sell energy is as follows:

              Price $/MWh           Amount Willing to Sell
         Any price < $18.00/MWh             80 MWh
         ----------------------     ----------------------
                 $18.00                80 MWh to 90 MWh
                 $19.00                  Up to 100 MWh
                 $21.00                  Up to 110 MWh
                 $22.00                  Up to 120 MWh
           Any price > $22.00            Up to 120 MWh

      The generator should submit the following adjustment bid: (18.00,80), (19.00,90), (21.00, 100), (22.00, 110), (22.00, 120).


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                                    [CHART]

                                   MWh    $/MWh
                                   80      18
                                   90      18
                                   90      19
                                  100      19
                                  100      21
                                  110      21
                                  110      22
                                  120      22
                                  120      22


      Note that the generator's IPS is included in the p-Q pairs and that a vertical segment of the adjustment bid curve goes through the point (PX MCP, IPS) = (20.00, 100).

      Now suppose that the generator's willingness to sell energy is as follows:

              Price $/MWh           Amount Willing to Sell
         Any price < $19.00/MWh             80 MWh
         ----------------------     ----------------------
                 $19.00                80 MWh to 90 MWh
                 $20.00                  Up to 110 MWh
                 $21.00                  Up to 120 MWh
           Any price > $21.00            Up to 120 MWh

      The generator should submit the following adjustment bid:
      (19.00,80), (20.00,90), (21.00, 110), (21.00, 120).

                                    [CHART]

                                 MWh    $/MWh
                                 80      19
                                 90      19
                                 90      20
                                 110     20
                                 110     21
                                 120     21


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      Note that the PX MCP is included in the p-Q pairs and that a horizontal segment of the adjustment bid curve goes through the point (PX MCP, IPS) = (20.00, 100).

      Suppose that the owner wishes to submit an adjustment bid with only one step for incremental energy (above its IPS), say one incremental step of 20 MW at 50 cents above the MCP. The bid would be (20.50,100), (20.50,120). Conversely, the owner could decide to submit an adjustment bid with only one step for decremental energy (below its IPS), say one decremental step of 10 MW at 50 cents below the MCP. The bid would be (19.50,90), (19.50,100).

      Example 2: Load adjustment bids

      Adjustment bids for loads should be presented in exactly the same way except that the offers to decrease load will have prices at higher than or equal to the MCP and bids to increase load will have prices lower than to or equal to the MCP.

      Suppose that a load has been selected to be served at 500 MWh in the PX's energy market at the PX MCP of $20. The buyer wishes to offer adjustment bids to adjust its demand 75 MW up and 75 MW down in steps of 25 MW (price steps of 50 cents).

      Suppose that the demand's willingness to buy energy is as follows:

                 Price              Amount Willing to Sell
         Any price > $21.50/MWh             425 MWh
         ----------------------     ----------------------
                 $21.50               425 MWh to 450 MWh
                 $21.00                  Up to 475 MWh
                 $20.50                  Up to 500 MWh
                 $19.50                  Up to 525 MWh
                 $19.00                  Up to 550 MWh
                 $18.50                  Up to 575 MWh
           Any price < $18.50            Up to 575 MWh

      The demand should submit the following adjustment bid: (21.50, 425), (21.00, 450), (20.50, 475), (19.50, 500), (19.00, 525), (18.50, 550),
      (18.50, 575).

                                    [CHART]

                                 MWh    $/MWh
                                 425     21.5
                                 450     21.5
                                 450     21
                                 475     21
                                 475     20.5
                                 500     20.5
                                 500     19.5
                                 525     19.5
                                 525     19
                                 550     19
                                 550     18.5
                                 575     18.5


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      If the bidder wants to offer only to increase its load by 25 MWh if the price falls $0.50/MWh, it would submit the following bid (19.50, 500), (19.50, 525). Similarly, if the buyer would wish to decrease its load by up to 25 MWh if the price rises by $0.50/MWp above MCP, it would submit (21.50,475), (21.50,500)

      Example 3: Adjustment bids for imports across an intertie

      Assume a participant at a tie point such as Malin, has scheduled an import of 1500 MWh as its IPS at the PX MCP of $20.00. Further suppose that the amount that the participant is willing to import depends upon the price that he would be paid at the scheduling point. According to the PX Protocols, the price steps must be in $0.50/MWh increments about the MCP (5 above and 5 below). In this case, the participant has the option of bidding price steps at $17.50/MWh, $18.00/MWh, $18.50/MWh, $19.00/MWh,
      $19.50/MWh, $20.50/MWh, $21.00/MWh, $21.50/MWh, $22.00/MWh and $22.50/MWh.

      Suppose that the importer's willingness to sell energy is as follows:

              Price $/MWh           Amount Willing to Sell
         Any price < $17.50/MWh            1250 MWh
         ----------------------     ----------------------
                 $17.50              1250 MWh to 1300 MWh
                 $18.00                 Up to 1350 MWh
                 $18.50                 Up to 1400 MWh
                 $19.00                 Up to 1450 MWh
                 $19.50                 Up to 1500 MWh
                 $20.50                 Up to 1550 MWh
                 $21.00                 Up to 1600 MWh
                 $21.50                 Up to 1650 MWh
                 $22.00                 Up to 1700 MWh
                 $22.50                 Up to 1750 MWh
           Any price > $22.50           Up to 1750 MWh

      In this case: the offer would be expressed as (17.50, 1250), (18.00, 1300), (18.50, 1350), (19.00, 1400), (19.50, 1450), (20.50, 1500), (21.00,
      1550), (21.50, 1600), (22.00, 1650), (22.50, 1700), (22.50, 1750).

      The importer is not required to use all of the available prices in submitting its adjustment bid. However, it is restricted to using the prices in the five $0.50/MWh steps below the PX MCP and the five $0.50/MWh steps above the PX MCP.

      Example 4: Adjustment bids for exports

      The adjustment bids for exports would take similar forms as for imports except that the prices will go up for reductions and down for increases.

      Suppose that an export has an IPS of 1500 MWh at the PX MCP of $20/MWh. Further suppose that the willingness of the exporter to buy energy depends upon the


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      price at the scheduling point. The exporter is restricted to using the following prices in developing its adjustment bid:

      $17.50/MWh, $18.00/MWh, $18.50/MWh, $19.00/MWh, $19.50/MWh, $20.50/MWh,
      $21.00/MWh, $21.50/MWh, $22.00/MWh and $22.50/MWh.

      Suppose that the exporter's willingness to buy energy is as follows:

              Price $/MWh           Amount Willing to Sell
         Any price > $22.50/MWh            1250 MWh
         ----------------------     ----------------------
                 $22.50              1250 MWh to 1300 MWh
                 $22.00                 Up to 1350 MWh
                 $21.50                 Up to 1400 MWh
                 $21.00                 Up to 1450 MWh
                 $20.50                 Up to 1500 MWh
                 $19.50                 Up to 1550 MWh
                 $19.00                 Up to 1600 MWh
                 $18.50                 Up to 1650 MWh
                 $18.00                 Up to 1700 MWh
                 $17.50                 Up to 1750 MWh
           Any price > $17.50           Up to 1750 MWh


      Multiple steps: (22.50, 1250), (22.00, 1300), (21.50, 1350), (21.00,
      1400), (20.50, 1450), (19.50, 1500), (19.00, 1550), (18.50, 1600), (18.00,
      1650), (17.50, 1700), (17.50, 1750).

      The exporter is not required to use all of the available prices in submitting its adjustment bid. However, it is restricted to using the prices in the five $0.50/MWh steps below the PX MCP and the five $0.50/MWh steps above the PX MCP.


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